                              [BOSTON TRUST LOGO]
                                  BOSTON TRUST
                             INVESTMENT MANAGEMENT


                              BOSTON BALANCED FUND

                                                                   ANNUAL REPORT

                                                                  March 31, 2002

[BOSTON TRUST LOGO]
BOSTON TRUST
INVESTMENT MANAGEMENT
                                                                   ANNUAL REPORT
TABLE OF CONTENTS                                                MARCH 31, 2002
================================================================================
Boston Balanced Fund

         Market and Performance Review ....................................   1

         Investment Performance ...........................................   3

         Schedule of Portfolio Investments ................................   4

         Financial Statements .............................................   6

         Financial Highlights .............................................   8

Notes to Financial Statements .............................................   9

Report of Independent Public Accountants ..................................  11

Trustees ..................................................................  12

================================================================================

[BOSTON TRUST LOGO]                                         ****
BOSTON TRUST                                           4 Star Overall
INVESTMENT MANAGEMENT                                Morningstar(TM) rating
                                              (among 5,040 Domestic Equity funds
                                                 overall as of 3/31/02)(++)

MARKET AND PERFORMANCE                                     BOSTON BALANCED FUND
REVIEW                                  Manager Commentary by Domenic Colasacco
================================================================================

Our usual practice before we write these reports is to read those we have completed over the past year or two. The process not only adds useful perspective, but often a measure of humility that is healthy for all of us who endeavor to analyze the present and forecast the future. On this occasion, it became evident that we experienced a pleasant unforeseen event, the extraordinary resilience of the U. S. economy to the collapse of the technology investment bubble and the horror of September 11. Counter to virtually all forecasts, including our own, real Gross Domestic Product(1) ("GDP") growth actually increased during the fourth quarter of last year, and available evidence suggests even stronger growth through 2002. While there is always a risk of future economic weakness, dubbed a "double dip" by economic forecasters, at this time it appears that the 2001 recession will be recorded among the most mild and short-lived of the past half-century.

In contrast to the favorable economic news, several adverse trends persisted over the past year to stall the price recovery of the primary stock indices that began in the last few months of 2001. Most troubling was evidence that the lack of integrity of corporate financial statements went well beyond Enron. Over the period, several telecommunications companies disclosed information that placed the legitimacy of their past reported revenues in question. A number of other firms disclosed accounting procedures that either inflated past reported profits or failed to disclose the existence of corporate debt. Amid the accounting morass, the financial media also reported allegations of a lack of disclosure and adoption of aggressive accounting standards by the largest, most respected firms, such as IBM Corp. (1.19% of net assets), General Electric Co. (0.43%) and Federal National Mortgage Association (1.53%). All three are held in the Boston Balanced Fund. Whether the latter allegations are legitimate or just, as they say in football, "piling on", is not yet apparent. There is no question that the large public accounting firms, in order to avoid the current predicament of the previously venerable Arthur Andersen LLP, have begun to employ far stricter accounting and auditing standards that will hinder future reported corporate profits. We feel the extent of the hindrance, and whether greater investor confidence in the integrity of future reported corporate finances is a sufficient offset, will become clearer in the next year or two.(+)

We are pleased to report that the Fund enjoyed one of its best relative performance periods. Share value increased 2.73% for the quarter ended 3/31/02, which brought the gain for the past 12 months to 6.78%. The Fund's stock segment was the primary contributor to the gain. In the aggregate, the stocks held increased close to 5%, led by the finance and industrial sectors. We feel companies in these areas stand to benefit more than most by improving economic conditions.(+)

ECONOMIC SUMMARY AND OUTLOOK

Our economy is often viewed as the sum of four primary components: consumer, government, capital investment and net exports. The consumer sector, which accounts for roughly two-thirds of economic activity, is the largest component. Over the past year, we, along with virtually all economic forecasters, underestimated the propensity of the American consumer to continue to spend against a backdrop of adverse political and economic events. Indeed, except for a few weeks after September 11, consumer spending increased consistently, and accounted for most of the surprising economic strength.

A major assist to the consumer came from the Federal Reserve Board (the "Fed") in the form of sharply lower interest rates. The federal funds rate was cut 11 times from January through December 2001, dropping the rate from 6.5% to just 1.75%. Short-term interest rates are now at the lowest level in nearly 50 years. Consumer expenditures for housing and automobiles were especially aided by the interest rate reduction. Homes were made more affordable, and re-financing of existing mortgages either reduced monthly payments or generated fresh cash that

================================================================================

(+)  Portfolio composition is subject to change.

(++) Morningstar proprietary ratings reflect risk-adjusted performance through 3/31/02. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects performance below 90-day Treasury bill returns. The Fund received 3 stars for the three-year period, and 4 stars for the five-year period, but was not rated for the ten-year period. It was rated among 5,040 and 3,293 domestic equity funds for the three- and five-year periods, respectively. The overall rating is a weighted average of the 3-, 5- and 10-year rating (where applicable). Ten percent of the funds in a rating category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

(1) The Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.

MARKET AND PERFORMANCE                                     BOSTON BALANCED FUND
REVIEW (cont.)                          Manager Commentary by Domenic Colasacco
================================================================================

consumers used for purchases of other goods and services. With respect to the automobile companies, we feel that General Motors, Ford, and many others could not have afforded to offer the zero interest finance packages that lifted car sales to record levels without such low interest rates.

What now? Last fall's economic pessimism has given way to broad-based forecasts of sustained real GDP growth within a range of 2%-4% over the next year. Those economists who are calling for growth toward the lower end of the range believe that most of the economic stimulus provided by last year's interest rate drop is behind us. Long-term interest rates actually rose over the past few months by over one percentage point. Investors have begun to anticipate a reversal in the Fed's policy as the economy improves. The more optimistic economic camp believes that the necessary momentum is already in place to sustain faster growth. The key contributors include rising government expenditures, lower taxes, inventory rebuilding, and an improvement in foreign economies. Implicit in both is the assumption that renewed terrorism within our borders will be either isolated or unsuccessful.

We agree that the most likely economic path for the next year is GDP growth of 2%-4%, a range that would be viewed as favorable by investors. Nevertheless, we have a latent concern for the previously noted "double dip". The reasons for our caution include: weak foreign economies, prospects for continued softness in business capital spending given poor corporate profit levels, and low utilization of existing productive capacity. Obviously, much rests on the consumer sector. If the cumulative, interest rate induced expenditures for housing and automobiles of the past six months prove to have borrowed too much from potential expenditures of the next six months, future GDP growth could prove disappointing. The probability of such an economic case appears low, but, if it occurs, would be detrimental to stock values.

INVESTMENT STRATEGY

The essence of investment strategy involves an assessment of prevailing stock and bond values in light of economic and corporate developments. We utilize three primary components in applying our investment strategy conclusions--asset allocation, portfolio composition, and individual security selection. Included in this report is a brief summary of our current thoughts on each.

ASSET ALLOCATION: The Fund's stock allocation was 56% of net assets on March 31, 2002, which compares with 55% at prior year-end and 51% six months ago. Given the better than expected economic environment, this is a relatively modest increase. While the current level is about average for most balanced funds, in prior periods stocks have comprised over 70% of the Fund's total assets. The deliberate pace with which we have moved the Fund to a higher equity position primarily reflects high prevailing valuations of corporate profits and cash flow, and our concern that future corporate profitability growth will be hindered by severe competitive pressure on profit margins. We have also been uncomfortable with the "wild card" possibility of future terrorist acts, and would prefer that the accounting/auditing uncertainties have more time to unfold. That said, we expect to continue to increase equity exposure gradually in the months ahead, provided the economic news remains favorable.(+)

PORTFOLIO COMPOSITION: Economic sectors and industry emphasis on company size, financial stability, geographic diversity, and relative stock valuation are each elements of portfolio composition. Our long-held preference for companies with more secure and conservative business and financial structures again contributed to the Fund's strong equity performance. The Fund did not hold stocks with the worst of the accounting integrity issues, or companies with severe earnings restatements. Many of the latter occurred within the technology and telecommun-ications sectors, both of which continue to be under-emphasized in the Fund compared to the market generally. In the months ahead, we expect to retain the Fund's current emphasis in a blend of stable growth companies in the consumer and health-care fields, along with issues in the financial and industrial groups that should benefit comparatively from further economic recovery.

SECURITY SELECTION: Aggregate profits for companies that comprise the Standard & Poor's 500 Index declined about 25% over the past year. In this poor profit environment, investors sought to identify stocks of companies that reported stable or actually higher earnings. Most of the Fund's largest individual holdings fall into this latter category, and include Anheuser-Busch Cos. (2.00% of net assets), Exxon Mobil Corp. (1.68%), Johnson & Johnson, Inc. (1.28%), Medtronic, Inc. (1.32%), and Wilmington Trust Corp. (2.58%). Also aiding performance was the Fund's higher exposure to industrial manufacturing companies that should benefit from improving economic conditions. Carlisle Cos., Inc. (1.34%), Precision Castparts Corp. (0.95%), Teleflex, Inc. (1.05%), Avery-Dennison Corp. (1.17%) and Diebold, Inc. (0.94%) are examples of recent purchases of this type.(+)

On behalf of all of us at Boston Trust, we thank you for your continued confidence in our services. Please feel free to contact us at (617) 726-7252 should you have any questions about our investment views or your account.


/s/ Domenic Colasacco
Domenic Colasacco
Portfolio Manager and President
Boston Trust Investment Management, Inc.

================================================================================

(+) Portfolio composition is subject to change.

                                                            BOSTON BALANCED FUND
INVESTMENT PERFORMANCE                                           MARCH 31, 2002
================================================================================

Fund Net Asset Value: $25.58

                                                                                     Annualized
                                                                       ----------------------------------
                                                              Quarter                    Since Inception
                                                              to Date  1 Year  5 Years   December 1, 1995
         Boston Balanced Fund*                                 2.73%    6.78%     9.62%      10.33%
         Lipper Balanced Funds Average**                       0.03%    1.46%     7.64%       8.52%
         Standard & Poor's 500 Stock Index**                   0.28%    0.24%    10.18%      12.33%
         Lehman Brothers Government/Credit Bond Index**       -0.47%    4.64%     7.45%       6.42%
         90-Day U.S. Treasury Bills**                          0.42%    2.62%     4.66%       4.76%

*After all expenses at an annual rate of 1.00%, the adviser's expense limitation.

**Performance is calculated from November 30, 1995.

                                             [CHART]


         90-Day         Lehman Brothers   Lipper
         U.S.           Gov't./Credit     Balanced             Boston                    S&P 500
         Treasury       Bond              Funds                Balanced                  Stock
         Bills          Index             Average              Fund                      Index
12/1/95  10000          10000             10000                10000                     10000

12/95    10046          10147             9990                 10123                     10185
         10091          10210             10177                10314                     10535
         10132           9993             10209                10254                     10637
         10175           9910             10247                10265                     10739
         10217           9841             10344                10298                     10896
         10261           9824             10477                10456                     11178
         10304           9956             10492                10510                     11223
         10349           9979             10206                10233                     10724
         10394           9955             10389                10380                     10951
         10438          10132             10779                10875                     11567
         10484          10368             10990                11087                     11884
         10528          10559             11493                11729                     12786

12/96    10573          10442             11377                11584                     12535
         10619          10454             11712                12051                     13314
         10661          10476             11728                12173                     13421
         10707          10352             11395                11773                     12863
         10753          10503             11725                12324                     13631
         10800          10600             12240                12774                     14468
         10846          10728             12614                13180                     15113
         10892          11056             13345                13858                     16313
         10939          10932             12990                13330                     15406
         10986          11104             13505                13931                     16250
         11034          11281             13276                13753                     15707
         11080          11341             13502                14314                     16434

12/97    11128          11460             13694                14718                     16717
         11178          11622             13778                15005                     16903
         11222          11599             14368                15765                     18122
         11272          11635             14780                16381                     19050
         11320          11693             14882                16588                     19241
         11368          11818             14720                16260                     18911
         11415          11938             14946                16813                     19679
         11463          11948             14741                16485                     19469
         11512          12181             13441                15040                     16654
         11559          12529             14018                15782                     17721
         11606          12440             14599                16611                     19163
         11649          12515             15157                17106                     20324

12/98    11692          12545             15703                17555                     21495
         11735          12634             15974                17841                     22394
         11775          12333             15540                17318                     21698
         11820          12395             15929                17568                     22566
         11864          12426             16407                18115                     23440
         11909          12298             16176                17890                     22887
         11954          12260             16628                18383                     24157
         12000          12226             16305                17926                     23403
         12048          12216             16096                17841                     23287
         12095          12326             15880                17452                     22649
         12144          12358             16346                18012                     24082
         12193          12350             16555                18097                     24571

12/99    12246          12275             17096                18357                     26019
         12299          12271             16627                17778                     24712
         12352          12425             16675                17346                     24244
         12410          12604             17583                18370                     26616
         12468          12542             17240                18268                     25815
         12529          12531             17013                17944                     25285
         12588          12786             17349                18325                     25908
         12649          12922             17309                17956                     25503
         12711          13104             18131                18669                     27087
         12775          13154             17700                18185                     25657
         12842          13237             17632                18465                     25549
         12907          13463             16912                18014                     23535

12/00    12975          13728             17323                18424                     23650
         13042          13959             17728                18487                     24489
         13098          14103             16936                17903                     22256
         13156          14168             16315                17452                     20846
         13198          14061             17008                17839                     22466
         13238          14143             17039                18043                     22616
         13276          14211             16795                17811                     22067
         13315          14565             16780                18107                     21850
         13352          14751             16273                17741                     20483
         13381          14887             15432                17240                     18828
         13405          15265             15767                17529                     19189
         13427          15015             16384                17910                     20659

12/01    13446          14896             16470                18139                     20845
         13503          15146             16826                18212                     21585
         13559          15302             16098                18358                     19616

3/02     13579          14992             16431                18635                     20352


The chart represents a historical investment of $10,000 in the Boston Balanced Fund from December 1, 1995, to March 31, 2002, and represents the reinvestment of dividends and capital gains in the Fund.

The Boston Balanced Fund is compared to the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Credit Bond Index. These indices are unmanaged and generally representative of the U.S Stock market, U.S. treasury/government agencies and corporate debt securities, respectively. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.

The Lipper Balanced Funds Average is an average of managed mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

================================================================================

                                                           BOSTON BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS                                MARCH 31, 2002
================================================================================

COMMON STOCKS (55.8%)

SECURITY DESCRIPTION                                   SHARES             VALUE
--------------------                                   ------             -----

BASIC MATERIALS (3.0%)
Air Products & Chemical, Inc. ............            15,000         $   774,750
Avery Dennison Corp. .....................            25,000           1,525,750
Donaldson Co., Inc. ......................            40,000           1,608,400
                                                                     -----------
                                                                       3,908,900
                                                                     -----------
CAPITAL GOODS (3.0%)
Dover Corp. ..............................            20,000             820,000
Illinois Tool Works ......................            25,000           1,808,750
Precision Castparts Corp. ................            35,000           1,239,350
                                                                     -----------
                                                                       3,868,100
                                                                     -----------
COMMUNICATION SERVICES (1.0%)
Alltel Corp. .............................             5,000             277,750
Bellsouth Corp. ..........................             5,000             184,300
CenturyTel, Inc. .........................            10,000             340,000
Interpublic Group Cos., Inc. .............            10,000             342,800
SBC Communications, Inc. .................             5,000             187,200
                                                                     -----------
                                                                       1,332,050
                                                                     -----------
CONSUMER CYCLICALS (7.8%)
BJ's Wholesale Club, Inc. (b) ............            25,000           1,117,500
Costco Wholesale Corp. (b) ...............            50,000           1,991,000
Emerson Electric Co. .....................            20,000           1,147,800
Gannett Co., Inc. ........................            10,000             761,000
Johnson Controls, Inc. ...................            25,000           2,207,750
Leggett & Platt, Inc. ....................            60,000           1,488,000
McClatchy Co. ............................            25,000           1,484,250
                                                                     -----------
                                                                      10,197,300
                                                                     -----------
CONSUMER PRODUCTS (2.0%)
Anheuser-Busch Cos., Inc. ................            50,000           2,610,000
                                                                     -----------

CONSUMER STAPLES (4.0%)
Albertson's, Inc. ........................            40,000           1,325,600
Clorox Co. ...............................            20,000             872,600
Gillette Co. .............................            10,000             340,100
Procter & Gamble Co. .....................            10,000             900,900
Sysco Corp. ..............................            60,000           1,789,200
                                                                     -----------
                                                                       5,228,400
                                                                     -----------
ENERGY (2.3%)
BP Amoco PLC, ADR ........................            15,000             796,500
Exxon Mobil Corp. ........................            50,000           2,191,500
                                                                     -----------
                                                                       2,988,000
                                                                     -----------
FINANCIAL SERVICES (12.6%)
Bank of America Corp. ....................            25,000           1,700,500
Chubb Corp. ..............................            15,000           1,096,500
Cincinnati Financial Corp. ...............            25,000           1,091,500
Fannie Mae ...............................            25,000           1,997,000
Fleet Boston Financial Corp. .............            40,000           1,400,000
Marsh & McLennan Cos .....................             5,000             563,700
Morgan Stanley Dean Witter & Co. .........            25,000           1,432,750
Northern Trust Corp. .....................            15,000             901,650
T. Rowe Price Group, Inc. ................            50,000           1,946,500
Wachovia Corp. ...........................            25,000             927,000
Wilmington Trust Corp. ...................            50,000           3,365,499
                                                                      ----------
                                                                      16,422,599
                                                                      ----------

 COMMON STOCKS (55.8%)
                                                      SHARES OR
                                                      PRINCIPAL
SECURITY DESCRIPTION                                    AMOUNT           VALUE
--------------------                                  ----------         -----
HEALTH CARE (10.5%)
Biomet, Inc. .................................        22,500         $   608,850
Dentsply International, Inc. .................        45,000           1,667,700
Johnson & Johnson, Inc. ......................        40,000           2,598,000
Medtronic, Inc. ..............................        50,000           2,260,500
Merck & Co., Inc. ............................        30,000           1,727,400
Pfizer, Inc. .................................        50,000           1,987,000
Saint Jude Medical, Inc. (b) .................        12,500             964,375
Schering-Plough Corp. ........................        35,000           1,095,500
Stryker Corp. ................................        12,500             754,125
                                                                      ----------
                                                                      13,663,450
                                                                      ----------
PRODUCER PRODUCTS (2.8%)
Carlisle Cos., Inc. ..........................        40,000           1,748,800
General Electric Co. .........................        15,000             561,750
Teleflex, Inc. ...............................        25,000           1,366,750
                                                                      ----------
                                                                       3,677,300
                                                                      ----------
TECHNOLOGY (6.8%)
Applied Materials, Inc. (b) ..................        35,000           1,899,450
Automatic Data Processing, Inc. ..............        25,000           1,456,750
Diebold, Inc. ................................        30,000           1,222,200
Intel Corp. ..................................        35,000           1,064,350
International Business Machines Corp. ........        15,000           1,560,000
Microsoft Corp. (b) ..........................        25,000           1,507,750
Sanmina Corp. (b) ............................        15,000             176,250
                                                                      ----------
                                                                       8,886,750
                                                                      ----------
TOTAL COMMON STOCKS
  (COST $49,991,476) .........................                        72,782,849
                                                                     ===========

CORPORATE OBLIGATIONS (10.3%)
BASIC MATERIALS (0.2%)
Weyerhaeuser Co., 7.25%, 7/1/13 ..............       300,000             301,127
                                                                      ----------

CONSUMER CYCLICALS (2.0%)
Eaton Corp., 8.90%, 8/15/06 ..................       500,000             551,542
Honeywell, Inc., 7.00%, 3/15/07 ..............       500,000             521,924
Leggett & Platt, Inc., 7.19%, 4/24/02 (c) ....     1,000,000           1,003,083
Leggett & Platt, Inc., 6.25%, 9/9/08 (c) .....       500,000             501,559
                                                                      ----------
                                                                       2,578,108
                                                                      ----------
CONSUMER STAPLES (1.9%)
Albertson's, Inc., 6.66%, 7/21/08 ............     1,000,000           1,024,676
Procter & Gamble Co., 5.25%, 9/15/03 .........     1,000,000           1,023,008
Sysco Corp., 6.50%, 6/15/05 ..................       375,000             393,468
                                                                      ----------
                                                                       2,441,152
                                                                      ----------
ENERGY (0.3%)
Atlantic Richfield Co., 8.50%, 4/1/12 ........       300,000             351,167
                                                                      ----------

FINANCIAL SERVICES (5.1%)
Ford Credit Co., 7.75%, 11/15/02 .............       425,000             433,714
Ford Credit Co., 6.63%, 6/30/03 ..............       300,000             304,440
Ford Credit Co., 7.20%, 6/15/07 ..............     1,000,000             994,527


                                   Continued
================================================================================

                                                            BOSTON BALANCED FUND
SCHEDULE OF PORTFOLIO INVESTMENTS                               MARCH 31, 2002
================================================================================

CORPORATE OBLIGATIONS (10.3%)
                                                      SHARES OR
                                                      PRINCIPAL
SECURITY DESCRIPTION                                     AMOUNT          VALUE
--------------------                                  ---=------         -----

FINANCIAL SERVICES  (5.1%), CONTINUED
General Electric Capital Corp., 7.38%, 9/15/04        1,000,000     $   1,066,913
General Electric Capital Corp., 8.30%, 9/20/09        1,000,000         1,106,328
General Motors Acceptance Corp., 8.50%, 1/1/03          300,000           308,416
General Motors Acceptance Corp., 6.13%, 9/15/06         825,000           817,399
Marsh & McLennan Cos., 6.63%, 6/15/04 .........       1,300,000         1,357,518
UnumProvident Corp., 5.88%, 10/15/03 ..........         400,000           403,139
                                                                    -------------
                                                                        6,792,394
                                                                    -------------
HEALTH CARE (0.8%)
American Home Products Corp., 7.90%, 2/15/05 ..         925,000         1,002,885
                                                                    -------------

TOTAL CORPORATE OBLIGATIONS
  (COST $13,299,610) ..........................                        13,466,833
                                                                    -------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (28.7%)

FEDERAL FARM CREDIT BANK (7.9%)
5.39%, 9/15/04 ................................       2,000,000         2,051,308
6.80%, 10/12/07 ...............................       3,000,000         3,192,171
6.30%, 12/20/10 ...............................       5,000,000         5,088,950
                                                                    -------------
                                                                       10,332,429
                                                                    -------------

FEDERAL HOME LOAN BANK (8.0%)
5.29%, 2/11/04 ................................       2,000,000         2,049,660
7.02%, 9/25/06 ................................       1,500,000         1,608,806
5.04%, 10/14/08 ...............................         500,000           481,824
6.88%, 08/13/10 ...............................       3,000,000         3,177,837
7.00%, 8/15/14 ................................       3,000,000         3,186,998
                                                                    -------------
                                                                       10,505,125
                                                                    -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.7%)
7.25%, 1/15/10 ................................       2,000,000         2,176,982
                                                                    -------------

U.S. TREASURY INFLATION PROTECTED BONDS (11.1%)
3.50%, 1/15/11 ................................      14,000,000        14,452,719
                                                                    -------------

TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS (COST $36,984,356) ..............                        37,467,255
                                                                    -------------

INVESTMENT COMPANIES (5.5%)
Fifth Third Prime Money Market Fund ...........         656,870           656,870
Fifth Third Institutional Government
  Money Market Fund ...........................       6,541,372         6,541,372
                                                                    -------------

TOTAL INVESTMENT COMPANIES
  (COST $7,198,242) ...........................                         7,198,242
                                                                    -------------

TOTAL INVESTMENTS
  (COST $107,473,684) (A) - 100.3% ............                     $ 130,915,179
                                                                    =============


------------
Percentages indicated are based on net assets of $130,562,784.
(a) Tax cost differs from market value by net unrealized appreciation of securities as follows:

         Unrealized appreciation            $24,438,524
         Unrealized depreciation             (1,001,421)
                                            -----------
         Net unrealized appreciation        $23,437,103
                                            ===========

(b) Represents non-income producing security.

(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

ADR - American Depositary Receipt.Continued


                       See Notes to Financial Statements

================================================================================
                                       5

FINANCIAL STATEMENTS                                        BOSTON BALANCED FUND
================================================================================
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002

ASSETS:
Investments at value (cost $107,473,684 ) ...............                $ 130,915,179
Interest and dividends receivable .......................                      785,704
Prepaid expenses ........................................                       17,244
                                                                         -------------
     Total Assets .......................................                  131,718,127

LIABILITIES:
Payable for investments purchased                           1,007,150
Accrued expenses and other liabilities:
  Investment Adviser ....................................     87,623
  Administration ........................................      2,682
  Other .................................................     57,888
                                                            --------
     TOTAL LIABILITIES ..................................                    1,155,343
                                                                         -------------

NET ASSETS ..............................................                $ 130,562,784
                                                                         =============

COMPOSITION OF NET ASSETS:
Capital .................................................                $ 107,940,989
Accumulated net investment income .......................                      583,493
Accumulated net realized losses from
  investment transactions ...............................                   (1,403,193)
Unrealized appreciation from investments ................                   23,441,495
                                                                         -------------

NET ASSETS ..............................................                $ 130,562,784
                                                                         =============
Shares outstanding (par value $0.001, unlimited
  number of shares authorized) ..........................                    5,104,625
                                                                         =============
Net Asset Value, Offering Price and Redemption
   Price per share ......................................                $       25.58
                                                                         =============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2002

INVESTMENT INCOME:
Interest ................................................                $   2,764,394
Dividend ................................................                    1,175,709
                                                                         -------------
     TOTAL INVESTMENT INCOME ............................                    3,940,103
                                                                         -------------

EXPENSES:
  Investment Adviser ....................................        905,681
  Accounting ............................................          9,221
  Administration ........................................        241,518
  Custodian .............................................         12,763
  Transfer agency .......................................         18,000
  Other .................................................        124,366
                                                                 -------
     Total expenses before fee reductions ...............                    1,311,549
     Fees reduced by the Adminstrator ...................                      (60,380)
     Fees reduced by the Investment Adviser .............                      (43,923)
                                                                         -------------
     NET EXPENSES .......................................                    1,207,246
                                                                         -------------

NET INVESTMENT INCOME ...................................                    2,732,857

NET REALIZED/UNREALIZED LOSSES FROM INVESTMENTS:
Net realized losses from investment transactions ........                   (1,398,801)
Change in unrealized appreciation/depreciation
  from investments ......................................                    6,750,557
                                                                         -------------
Net realized/unrealized losses from investments .........                    5,351,756
                                                                         -------------
CHANGE IN NET ASSETS FROM OPERATIONS ....................                $   8,084,613
                                                                         =============


                       See Notes to Financial Statements
================================================================================

FINANCIAL STATEMENTS                                       BOSTON BALANCED FUND
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS


                                                               FOR THE YEAR ENDED  FOR THE YEAR ENDED
INVESTMENT ACTIVITIES:                                            MARCH 31, 2002    MARCH 31, 2001
                                                               ------------------  -------------------
OPERATIONS:
Net investment income .........................................   $   2,732,857    $   2,543,849
Net realized gains (losses) from investment transactions ......      (1,398,801)       4,253,246
Change in unrealized appreciation/depreciation from investments       6,750,557      (12,957,073)
                                                                  -------------    -------------
Change in net assets from operations ..........................       8,084,613       (6,159,978)
                                                                  -------------    -------------

DIVIDENDS:
  Net investment income .......................................      (2,876,448)      (2,495,169)
  Net realized gains from investment transactions .............      (1,178,928)      (9,552,852)
                                                                  -------------    -------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS ...............      (4,055,376)     (12,048,021)
                                                                  -------------    -------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued .................................      17,023,414        5,565,273
  Dividends reinvested ........................................       4,006,307       12,023,361
  Cost of shares redeemed .....................................     (11,123,493)     (19,239,049)
                                                                  -------------    -------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ..........       9,906,228       (1,650,415)
                                                                  -------------    -------------
CHANGE IN NET ASSETS ..........................................      13,935,465      (19,858,414)

NET ASSETS:
  Beginning of year ...........................................     116,627,319      136,485,733
                                                                  -------------    -------------
  End of year (including accumulated net investment income of
   $583,493 and $727, 084, respectively) ......................   $ 130,562,784    $ 116,627,319
                                                                  =============    =============

SHARE TRANSACTIONS:
  Issued ......................................................         679,529          213,727
  Reinvested ..................................................         162,858          463,864
  Redeemed ....................................................        (446,807)        (693,028)
                                                                  -------------    -------------
CHANGE IN SHARES                                                        395,580          (15,437)
                                                                  =============    =============



                       See Notes to Financial Statements

================================================================================

FINANCIAL STATEMENTS                                       BOSTON BALANCED FUND
================================================================================

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the periods indicated.


                                                For the         For the      For the period      For the Years Ended June 30,
                                               year ended      year ended     July 1, 1999 to    ----------------------------
                                             March 31, 2002  March 31, 2001  March 31, 2000(a)   1999       1998(b)     1997(b)
                                             --------------  --------------  -----------------   ----       -------     -------

NET ASSET VALUE, BEGINNING OF PERIOD ...........$  24.77        $ 28.89          $30.22        $  29.21     $   23.70   $ 19.31
                                                --------        -------          ------        --------     ---------   -------

INVESTMENT ACTIVITIES:
    Net investment income ......................    0.55           0.59            0.40            0.52          0.46      0.47
    Net realized and unrealized gains/(losses)
     from investments                               1.09          (1.91)          (0.43)           2.07          5.94      4.36
                                                --------        -------          ------        --------     ---------   -------
    Total from investment activities ...........    1.64          (1.32)          (0.03)           2.59          6.40      4.83
                                                --------        -------          ------        --------     ---------   -------

DIVIDENDS:
    Net investment income ......................   (0.59)         (0.58)          (0.54)          (0.49)        (0.45)    (0.44)
    Net realized gains from investments ........   (0.24)         (2.22)          (0.76)          (1.09)        (0.44)       --
                                                --------        -------          ------        --------     ---------   -------
    Total dividends ............................   (0.83)         (2.80)          (1.30)          (1.58)        (0.89)    (0.44)
                                                --------        -------          ------        --------     ---------   -------

NET ASSET VALUE, END OF PERIOD .................$  25.58        $ 24.77          $28.89        $  30.22     $   29.21   $ 23.70
                                                ========        =======          ======        ========     =========   =======

TOTAL RETURN ...................................    6.78%         (5.00%)         (0.63%)(C)       9.34%        27.55%    25.40%

RATIOS/SUPPLEMENTARY DATA:
    Net Assets at end of period (000's) ........ $130,563       $116,627        $136,486        $147,020     $ 121,941   $82,033
    Ratio of net expenses to average
     net assets.................................    1.00%          1.00%            1.00%(d)        0.95%         1.00%     1.00%
    Ratio of net investment income to average
     net assets ................................    2.26%          2.01%            1.75%(d)        1.87%         1.85%     2.25%
    Ratio of expenses to average net assets ....    1.09%(e)       1.10%(e)         1.09%(d)(e)     0.95%         1.00%     1.02%(e)
    Portfolio turnover .........................   24.01%         20.17%           28.72%(d)       23.61%        22.71%    30.78%



================================================================================
(a) Subsequent to the annual report at June 30, 1999, the Fund changed its fiscal year end to March 31.

(b) Per share data has been restated to give effect to a 4-for-1 stock split to shareholders of record as of the close on January 9, 1998.
(c)  Not annualized.
(d)  Annualized.
(e) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.


                       See Notes to Financial Statements
================================================================================
                                       8

                                                            BOSTON BALANCED FUND
NOTES TO FINANCIAL STATEMENTS                                     MARCH 31, 2002
================================================================================

1.      ORGANIZATION:

                  The Coventry Group (the "Group") was organized as a Massachusetts business trust on January 8, 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The accompanying financial statements are those of the Boston Balanced Fund (the "Fund"). The Fund is a separate series of the Coventry Group. Financial statements for all other series are published separately.

                  The Fund's investment objective is to seek long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

2.       SIGNIFICANT ACCOUNTING POLICIES:

                  The following is a summary of the significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

         SECURITY VALUATION:

                  The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or at the direction of the Group's Board of Trustees.

                  Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investment companies are valued at their respective net asset values.

         SECURITY TRANSACTIONS AND RELATED INCOME:

                  Security transactions are accounted for on trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

         EXPENSE ALLOCATION:

                  Expenses directly attributable to the Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

         DIVIDENDS TO SHAREHOLDERS:

                  Dividends from net investment income and net realized gains, if any, are declared and distributed annually. Additional dividends are also paid to the Fund's shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains.

                  The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification. The tax basis of distributions for 2002 and 2001 were as follows:

                                              2002               2001
         Ordinary income                   $2,876,448        $ 2,495,169
         Long-term capital gains            1,178,928          9,552,852
                                            ----------       -----------
                                            $4,055,376       $12,048,021
                                            ==========       ===========


         As of March 31, 2002, the difference between the book and tax basis of distributable earnings is the result of wash sales.

NOTES TO FINANCIAL STATEMENTS                               BOSTON BALANCED FUND
                                                                  March 31, 2002
================================================================================

         FEDERAL INCOME TAXES:

                  The Fund is a separate taxable entity for federal tax purposes. The Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income tax is required.

3.       RELATED PARTY TRANSACTIONS:

         INVESTMENT ADVISER:

                  Boston Trust Investment Management, Inc. (the "Investment Adviser") acts as the investment adviser to the Fund. On May 12, 2001, the Investment Adviser assumed all advisory responsibilities from its parent company, United States Trust Company of Boston ("USTCB"), the previous investment adviser to the Fund. For its services, the Investment Adviser is entitled to receive a fee, computed daily and paid monthly, based on the average daily net assets of the Fund, at an annual rate of 0.75%.

                  At March 31, 2002, United States Trust Company of Boston (USTCB) held, in a fiduciary capacity, 97% of the Fund's outstanding shares.

         ADMINISTRATION:

                  BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), who serves the Fund as administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Group are affiliated. Such officers are paid no fees directly by the Fund for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS Ohio receives an annual fee, computed daily and paid monthly, based on the average daily net assets of the Fund, at an annual rate of 0.20%.

         DISTRIBUTION:

                  BISYS Fund Services Limited Partnership ("BISYS"), a wholly owned subsidiary of The BISYS Group, Inc., serves as the Fund's distribution agent.

         CUSTODIAN, TRANSFER AGENCY, AND FUND ACCOUNTING:

                  USTCB acts as the Fund's custodian and transfer agent. Under the custody agreement, USTCB receives an annual fee computed daily and paid monthly based on the Fund's average daily net assets. USTCB receives a fixed fee for its services as the transfer agent. BISYS Ohio provides fund accounting services for the Fund. For these services to the Fund, BISYS Ohio receives an annual fee accrued daily and paid monthly.

         FEE REDUCTIONS AND REIMBURSEMENTS:

                  The Investment Adviser has agreed to reduce its fees payable by the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Investment Adviser in its fees or payments or reimbursement of expenses which are the Fund's obligation may be subject to repayment by the Fund within three years provided the Fund is able to effect such repayment and remain in compliance with applicable limitations. Pursuant to its agreement, for the year ended March 31, 2002, the Investment Adviser reimbursed the Fund $43,923. As of March 31, 2002, the Investment Adviser may recoup $139,104 from the Boston Balanced Fund.

                  BISYS Ohio has agreed to reduce its administration fees. For the year ended March 31, 2002, BISYS Ohio voluntarily reduced $60,380 in fees.

4.       PURCHASES AND SALES OF SECURITIES:

                  Purchases of and proceeds from sales, excluding short-term securities, for the Fund for the year ended March 31, 2002, were $34,636,784 and $27,839,687 respectively.

5.       FEDERAL INCOME TAX INFORMATION:

                  For federal income tax purposes, the Fund has a capital loss carry forward as of March 31, 2002, which is available to offset future realized gains, if any. The carry forward, in the amount of $1,398,801, expires in 2010.

6.       OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED):

                  For the taxable year ended March 31, 2002, 37.49% of income dividends paid by the Fund qualify for the dividends received deduction available to corporations.

                  During the year ended March 31, 2002 the Fund declared long-term realized gain distributions of $1,178,928.


================================================================================

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Trustees of the Boston Balanced Fund of The Coventry Group:

We have audited the accompanying statement of assets and liabilities of the Boston Balanced Fund of The Coventry Group (a Massachusetts business trust), including the schedule of portfolio investments, as of March 31, 2002, and the related statement of operations, statements of changes in net assets and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two periods in the period ended June 30, 1998 were audited by other auditors whose report dated July 31, 1998, expressed an unqualified opinion on these financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Boston Balanced Fund as of March 31, 2002, the results of its operations, the changes in its net assets and its financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.



ARTHUR ANDERSEN LLP

Columbus, Ohio,
May 15, 2002#

TRUSTEES                                                          MARCH 31, 2002
================================================================================

                                                                                              NUMBER OF
                                                      TERM OF              PRINCIPAL          PORTFOLIOS IN  OTHER
                                    POSITION(S)       OFFICE AND           OCCUPATION(S)      FUND COMPLEX   TRUSTEESHIPS
NAME, ADDRESS,                      HELD WITH         LENGTH OF            DURING PAST 5      OVERSEEN BY    HELD BY
AND AGE                             FUND              TIME SERVED          YEARS              TRUSTEE        TRUSTEE*
----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
Maurice G. Stark
3435 Stelzer Road                   Trustee           2/92 to present      Retired                    13       N/A
Columbus, OH  43219
Age: 66

John H. Ferring IV
Plaze Inc.                                                                 President and
105 Bolte                           Trustee           5/98 to present      owner, Plaze, Inc.         13       N/A
St. Claire, MO  63077                                                      1979 to present
Age: 49

Michael Van Buskirk                                                        Chief Executive
3435 Stelzer Road                                                          Officer, Ohio Bankers               BISYS Variable
Columbus, Oh 43219                  Trustee           2/92 to present      League (industry           13       Insurance Funds
Age: 55                                                                    trade association)
                                                                           5/91 to present
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
Jeffrey R. Young(1)
3435 Stelzer Road                   Chairman and                           Employee of BISYS
Columbus, Ohio  43219               Trustee           8/99 to present      Fund Services              13       N/A
Age: 38                                                                    10/93 to present

Walter B. Grimm(1)
3435 Stelzer Road                                                          Employee of BISYS                   American Performance
Columbus, Oh 43219                  Trustee           4/96 to present      Fund Services              13       Funds
Age: 57                                                                    6/92 to present

===================================================================================================================================

*   Not reflected in prior column.

(1) Mr. Grimm and Mr. Young are each deemed to be an "interested person," as defined by the 1940 Act, because of their employment with BISYS Fund Services.

INVESTMENT ADVISER
Boston Trust Investment Management, Inc.
40 Court Street
Boston, MA 02108

CUSTODIAN AND TRANSFER AGENT
United States Trust Company of Boston
40 Court Street
Boston, MA 02108

ADMINISTRATOR
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

AUDITORS
Arthur Andersen LLP
Huntington Center
41 South High Street
Columbus, OH 43215-6150

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006





This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.



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